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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                OCTOBER 30, 2003




                         COMMISSION FILE NUMBER 0-27818

                             DOANE PET CARE COMPANY
             (Exact name of registrant as specified in its charter)

           DELAWARE                                             43-1350515
(State or other jurisdiction of                               (IRS employer
 incorporation or organization)                             identification no.)


                            210 WESTWOOD PLACE SOUTH,
                                    SUITE 400
                               BRENTWOOD, TN 37027
           (Address of principal executive office, including zip code)


                                 (615) 373-7774
              (Registrant's telephone number, including area code)


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ITEM 9.   REGULATION FD DISCLOSURE;  ITEM 12.  RESULTS OF OPERATIONS AND
          FINANCIAL CONDITION

          In accordance with General Instructions B.2 and B.6 of Form 8-K, the information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

          The registrant issued a press release dated October 30, 2003 announcing its 2003 third quarter and nine months results and commenting on its fiscal 2003 outlook, which is attached to this Form 8-K as Exhibit 99.1 and shall be deemed a part of and incorporated by reference into, this Item 9 and
Item 12 for all purposes.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                DOANE PET CARE COMPANY

                                By: /s/ PHILIP K. WOODLIEF
                                    ----------------------------------------
                                    Philip K. Woodlief
                                    Vice President, Finance and
                                    Chief Financial Officer

                                By: /s/ STEPHEN P. HAVALA
                                    ----------------------------------------
                                    Stephen P. Havala
                                    Corporate Controller and
                                    Principal Accounting Officer


Date: October 30, 2003

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                                INDEX TO EXHIBITS


EXHIBIT NUMBER            DESCRIPTION
--------------            -----------

    99.1         --       Doane Pet Care Company press release dated October 30,
                          2003, entitled "Doane Pet Care Reports 2003 Third
                          Quarter and Nine Months Results; Comments on Fiscal
                          2003 Outlook"